SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

January 27, 2015

Date of report (Date of earliest event reported)

SHOAL GAMES LTD.

(Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

 333-120120-01                                 98-0206369

         (Commission File Number)              (IRS Employer Identification No.)

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (264) 461-2646

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

CHANGE IN NAME

Effective January 22, 2015, Bingo.com, Ltd. changed its name to "Shoal Games Ltd." The Company's new trading symbol on the OTCQB is "SGLDF" effective at the open of business on January 27, 2015.  The Company's new CUSIP number is G8111D103.  Effective December 18th, 2014 the Company's Board of Directors amended the Company's bylaws to permit shareholders holding at least sixty six and two-thirds of the Company's issued voting common shares to pass written consent shareholders' resolutions approving any corporate action requiring shareholder approval.

Item 5.02           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

RESIGNATION OF DIRECTOR

Effective January 27, 2015, Ms Ebba Ljungerud, the board representative for Unibet Group, plc has resigned as a director of the Company effective today.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOAL GAMES LTD.

(Registrant)

Date : February 5, 2015                                By:       /s/ J. M. Williams

        J.M. WILLIAMS,

        President and Director